UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020
________________________
Twin River Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)
________________________
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	TRWH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2020, Twin River Worldwide Holdings, Inc., a Delaware corporation (the “Company”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) by and among The Rock Island Boatworks, Inc., an Illinois corporation (“Boatworks”), Rock Island Foodservice, Inc., an Illinois corporation and wholly-owned Subsidiary of Boatworks (“Foodservice” and together with Boatworks, the “Acquired Companies”), Delaware North Companies Gaming & Entertainment, Inc., a Delaware corporation (“Seller”), Twin River Management Group, Inc., a Delaware corporation (“TRMG”), and solely for the limited purposes set forth in the Purchase Agreement, Delaware North Companies, Incorporated, a Delaware corporation (“Parent”), and the Company. Pursuant to the terms of the Purchase Agreement, TRMG has agreed to, following the conversion of each of Boatworks and Foodservice to an Illinois limited liability company, acquire all of the outstanding equity securities of Boatworks (the “Proposed Transaction”) for an aggregate purchase price of $120,000,000 in cash, subject to certain customary post-closing adjustments (the “Purchase Price”). The Purchase Price is also subject to increase for certain costs and fees associated with actions the Company and TRMG may ask Seller and the Acquired Companies to take prior to the closing of the Proposed Transaction related to applying for, obtaining and maintaining Illinois sports betting licenses and the design, construction, buildout and furnishing of a sportsbook.

The Proposed Transaction is conditioned upon the satisfaction of customary closing conditions, including, among others: (1) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); (2) receipt of required regulatory approvals, including applicable gaming regulatory approvals; (3) the accuracy of the representations and warranties of each party to the Purchase Agreement as of the closing; (4) the performance in all material respects by the parties of their respective covenants under the Purchase Agreement; and (5) in the case of the Acquired Companies, the absence of any material adverse effect since the date of the Purchase Agreement.

The Purchase Agreement contains customary representations and warranties and covenants (including with respect to post-closing indemnification) from Seller and the Acquired Companies as well as TRMG, the Parent and the Company. In addition, the Purchase Agreement contains certain termination rights, pursuant to which either party, in certain circumstances, may terminate the Purchase Agreement, including (i) if there is a final determination by the applicable gaming authority not to issue the gaming approvals required to consummate the Proposed Transaction, or TRMG withdraws its application for any such gaming approvals in response to a written communication from the applicable governmental authority indicating a likely or impending denial of such approvals; (ii) there is a final, non-appealable order preventing the consummation of the Proposed Transaction; and (iii) in the event that the Proposed Transaction has not been consummated by June 30, 2021 (the “Outside Date”), subject to three 1-month extensions that may be exercised by TRMG in the event that all of the conditions to closing have been satisfied other than receipt of required gaming approvals. Each such extension increases the reverse termination fee payable by TRMG in certain termination scenarios by $2,000,000. If the Purchase Agreement is terminated because the Company fails to timely file certain initial gaming regulatory approval applications or thereafter obtain applicable antitrust approvals or gaming regulatory approvals or, in certain circumstances, upon the occurrence of the Outside Date, Seller may be entitled to retain as a reverse termination fee a $4,000,000 deposit previously paid by TRMG, which amount may be increased to $6,000,000 or $8,000,000 (or further increased as a result of TRMG exercising the options to extend the Outside Date as described above) under certain scenarios as described in more detail in the Purchase Agreement. In all termination scenarios, Seller will be entitled to retain $2,000,000 of the $4,000,000 deposit.

A copy of the Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement.

Item 7.01 Regulation FD.

On October 1, 2020, the Company issued a press release announcing the Proposed Transaction described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1.

Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including future financial and operating results and the

Company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, the expected timing and the ability of the parties to consummate the Proposed Transaction considering the various closing conditions are forward-looking statements. Forward-looking statements are sometimes identified by words like “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the Proposed Transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Proposed Transaction or may require conditions, limitations or restrictions in connection with such approvals; (2) the risk that the Proposed Transaction may not be completed on the terms or in the time frame expected, or at all; (3) unexpected costs, charges or expenses resulting from the Proposed Transaction; (4) the occurrence of any event that could give rise to the termination of the Proposed Transaction, including under circumstances that require the Company to pay a reverse termination fee; (5) risks related to the acquisition of the Acquired Companies and the integration of the business and assets of the Acquired Companies; (6) uncertainty surrounding the ongoing COVID-19 pandemic, including uncertainty regarding its extent, duration and impact, on the Company’s and the Acquired Companies’ businesses, each of which are operating at capacity constraints currently, as well as the risk that the ongoing COVID-19 pandemic may require the Company’s or the Acquired Companies’ properties to close again for an indeterminable period of time; (7) the economic uncertainty and challenges in the economy resulting from the ongoing COVID-19 pandemic, including the resulting reduced levels of discretionary consumer spending; (8) potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Proposed Transaction; (9) the possibility that the anticipated operating results and other benefits of the Proposed Transaction are not realized when expected or at all; (10) local risks including proximate competition, potential competition, legislative risks and local relationships; (11) risks associated with increased leverage from the Proposed Transaction; (12) customer responses when the Company’s and the Acquired Companies’ facilities are fully reopened, and (13) other risk factors as detailed under Part I. Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as filed with the Securities and Exchange Commission on March 13, 2020 and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2020 and June 30, 2020, as filed with the Securities and Exchange Commission on May 14, 2020 and August 13, 2020, respectively. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*
Equity Purchase Agreement, dated as of September 30, 2020, by and among The Rock Island Boatworks, Inc., Rock Island Foodservice, Inc., Delaware North Companies Gaming & Entertainment, Inc., Twin River Management Group, Inc., and, solely with respect to Sections 5.8, 5.15 and 9.17, Delaware North Companies, Incorporated., and solely with respect to Section 9.18, Twin River Worldwide Holdings, Inc.

99.1	Press release dated October 1, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request and hereby undertakes to furnish supplemental copies of any of the omitted schedules or similar attachments upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWIN RIVER WORLDWIDE HOLDINGS, INC.
By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: October 1, 2020